                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    WHEREAS, each of the undersigned Directors and Officers of Pinnacle Banc Group, Inc., an Illinois corporation, hereby constitutes and appoints each of Mr. John J. Gleason, Jr. and Mr. Richard W. Burke, Jr. his or her true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Pinnacle Banc Group, Inc. ("Pinnacle") to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of common stock issued by Pinnacle in connection with the Agreement and Plan of Merger, dated as of April 22, 1996, by and between Pinnacle and Financial Security Corp., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as a Director or Officer of Pinnacle to one or more Registration Statements on Form S-4 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunder set his or her hand this 16th day of July 1996.

            /s/ RICHARD W. BURKE                           /s/ DONALD G. KING
- -------------------------------------------   -------------------------------------------
              Richard W. Burke                               Donald G. King

             /s/ MARK P. BURNS                            /s/ JAMES A. MADDOCK
- -------------------------------------------   -------------------------------------------
               Mark P. Burns                                James A. Maddock

          /s/ WILLIAM J. FINN, JR.                       /s/ JAMES J. MCDONOUGH
- -------------------------------------------   -------------------------------------------
            William J. Finn, Jr.                           James J. McDonough

            /s/ SAMUEL M. GILMAN                         /s/ WILLIAM C. NICKELS
- -------------------------------------------   -------------------------------------------
              Samuel M. Gilman                             William C. Nickels

            /s/ ALBERT GIUSFREDI                          /s/ JOHN E. O'NEILL
- -------------------------------------------   -------------------------------------------
              Albert Giusfredi                              John E. O'Neill

            /s/ JOHN J. GLEASON                        /s/ JAMES R. PHILLIP, JR.
- -------------------------------------------   -------------------------------------------
              John J. Gleason                            James R. Phillip, Jr.

          /s/ JOHN J. GLEASON, JR.                    /s/ KENNETH C. WHITENER, JR.
- -------------------------------------------   -------------------------------------------
            John G. Gleason, Jr.                        Kenneth C. Whitener, Jr.

           /s/ WILLIAM P. GLEASON                      /s/ RICHARD W. BURKE, JR.
- -------------------------------------------   -------------------------------------------
             William P. Gleason                 Richard W. Burke, Jr., Attorney-in-Fact

            /s/ JAMES L. GREENE                            /s/ SARA J. MIKUTA
- -------------------------------------------   -------------------------------------------
              James L. Greene                 Sara J. Mikuta, Chief Financial Officer and
                                                        Chief Accounting Officer